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                                                                      EXHIBIT 11


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference made to our firm under the caption "Independent Auditors" and to the use of our report dated August 28, 1998, as to American General Series Portfolio Company 3, in Pre-Effective Amendment No. 2 to the Registration Statement (Form N-1A No. 333-53589) of American General Series Portfolio Company 3.


                                                      /s/ ERNST & YOUNG LLP
                                                          ERNST & YOUNG LLP


Houston, Texas
August 28, 1998